TRANSAMERICA FUNDS

Supplement to the Currently Effective Retail Prospectus, Summary Prospectuses and

Retail Statement of Additional Information

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Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

Transamerica Emerging Markets Equity

The Board of Trustees of Transamerica Funds (the “Trust”) has approved the reorganization of the Transamerica ClearTrack® suite of funds, each of which is a series of the Trust, into certain other series of the Trust as shown in the below chart (together, the “Reorganizations”).

Transamerica ClearTrack® Retirement Income Transamerica ClearTrack® 2025	Transamerica Asset Allocation – Conservative Portfolio

Transamerica ClearTrack® 2030	Transamerica Asset Allocation – Moderate Portfolio
Transamerica ClearTrack® 2035 Transamerica ClearTrack® 2040	Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica ClearTrack® 2045 Transamerica ClearTrack® 2050	Transamerica Asset Allocation – Growth Portfolio

The Reorganizations are expected to occur on or about June 20, 2025. An information statement describing the Reorganizations will be mailed to applicable Transamerica ClearTrack® shareholders in advance of the Reorganizations.

Contingent upon the closing of the Reorganizations, the eligibility requirements for the purchase of Class R3 shares of all funds will be revised. Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio, Transamerica Asset Allocation – Moderate Portfolio and Transamerica Emerging Markets Equity are the only series of the Trust for which Class R3 shares currently are registered.

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Effective on or about June 20, 2025, assuming the closing of the Reorganizations, the last paragraph in the “Purchases and Sale of Fund Shares” section of the Retail Prospectus and each Summary Prospectus will be deleted in its entirety and replaced by the following:

Class R3 shares are intended for purchase by investors with IRAs sponsored by an affiliate of Transamerica Asset Management, Inc., when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds or its agents to utilize Class R3 shares in certain investment products or programs.

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Effective on or about June 20, 2025, assuming the closing of the Reorganizations, the first paragraph in the sub-section entitled “The Following Information Applies to Class R3 Shares – Class R3 Availability” in the “Choosing a Share Class” section of the Retail Prospectus will be deleted in its entirety and replaced by the following:

Class R3 shares are intended for purchase by investors with IRAs sponsored by an affiliate of Transamerica Asset Management, Inc., when a plan’s recordkeeper or financial service firm serving as an intermediary has an agreement with Transamerica Funds or its agents to utilize Class R3 shares in certain investment products or programs.

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Effective on or about June 20, 2025, assuming the closing of the Reorganizations, the eleventh paragraph in the sub-section entitled “Purchase of Shares” in the “Purchase, Redemption and Pricing of Shares” section of the Retail Statement of Additional Information will be deleted in its entirety and replaced by the following:

Class R3 shares are intended for purchase by investors with IRAs sponsored by an affiliate of Transamerica Asset Management, Inc.

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Investors Should Retain this Supplement for Future Reference

May 7, 2025